Lynda Kay Chandler (858) 550-6014 kchandler@cooley.com	VIA EDGAR AND FEDERAL EXPRESS

October 8, 2010

United States Securities and Exchange Commission

Division of Corporate Finance

Mail Stop 6010

100 F Street, N.E.

Washington, D.C. 20549

Attn: Jeffrey Riedler

Re:	Horizon Pharma, Inc.
Registration Statement on Form S-1 (File No. 333-168504)
Amendment No. 2

Dear Mr. Riedler:

Enclosed for electronic filing via EDGAR pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on behalf of our client Horizon Pharma, Inc. (the “Company”), is Amendment No. 2 (“Amendment No. 2”) to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) originally filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2010. The copy of Amendment No. 2 that is enclosed with the paper copy of this letter is marked to show changes from the Registration Statement as filed on September 16, 2010.

Amendment No. 2 is being filed in response to comments received from the staff of the Commission (the “Staff”) by letter dated September 29, 2010 with respect to the Registration Statement (the “Comment Letter”). The numbering of the paragraphs below corresponds to the numbering in the Comment Letter, the text of which we have incorporated into this response letter for convenience. Except where otherwise indicated, page references in the text of the responses below correspond to the page numbers of Amendment No. 2.

Staff Comments and Company Responses

Risk Factors, page 9

HZT-501, LODOTRA or any other product candidate that we develop…, page 21

1.	Please identify the known side effects. The risk factor discussion should include all information material to the risk. The fact that the information is included in other parts of the registration statement is not sufficient.

Response: The Company acknowledges the Staff’s comment and has added the requested disclosure on pages 21 and 22 of Amendment No. 2.

Our ability to utilize our net operating loss carryforwards…, page 29

2.	Please expand this discussion to specifically state that the limitation on the use of pre-change net operating loss carryforwards may result in higher taxes.

Response: The Company acknowledges the Staff’s comment and has added the requested disclosure on page 29 of Amendment No. 2.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Information, page 47

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Research and Development Expenses, page 55

Critical Accounting Policies and Significant Judgments and Estimates

Valuation of Stock-Based Compensation, Common Stock and Warrants

Common Stock Valuation, page 64

3.	We have reviewed your disclosure with respect to the valuation of your common stock and have the following comments:

a.	With respect to part c, please clarify whether you considered both historical and implied volatility in determining your estimate. Further, with respect to the volatility, you state that the comparable companies selected were biopharmaceutical companies “typically with a market capitalization of less than $500 million.” Please tell us what companies were utilized with a market cap greater than $500 million, and how you ultimately concluded that they were comparable given your size and stage of development.

b.	With respect to part d, please quantitatively elaborate further on how the common stock fair value declined from $5.67 at December 31, 2008 to $2.19 at December 31, 2009. Illustrate how the cash flows projections between December 2008 and December 2009 decreased.

c.	With respect to part e, please clarify for us why the probability of completing an initial public offering would only increase by 10 percent, given the initiation of the initial public offering process.

d.	With respect to part g, you state that the Series B preferred stock has a participation right feature that also allows the holder receive a pro-rata share of the remaining proceeds upon a sale of the company through a merger or acquisition. Please disclose what the probability of a merger or acquisition was at that time frame, and how that was factored into your valuation analysis. Lastly, please quantitatively illustrate how the two factors cited affected the value.

e.	Here you state “the fair value of our common stock for purposes of determining the exercise price of stock option grants was determined by our board of directors, with the assistance of our management.” On page F-46, you state you used a third party. Please clarify this fact. Refer to paragraphs 179(c) and 182(c) of the AICPA Practice Aid.

f.	Please revise your table on page 66 to separately indicate the value of the outstanding vested and unvested options. Refer to paragraph 180 of the Practice Aid.

g.	With respect to part h, please note that we may have additional comments related to the valuations used and discussed in the response when the price range for the offering becomes known.

Response: With respect to part a above, the Company has modified its disclosure on page 64 of Amendment No. 2 to clarify its consideration of historical and implied volatility. Regarding the Staff’s question as to companies with market capitalizations greater than $500 million, the Company advises the Staff that only two such comparable companies were utilized at the various valuation dates: VIVUS, Inc. and Geron Corporation. The Company determined that VIVUS was comparable based on its stage of development with a product candidate under review by the FDA, and because it planned to target primary care physicians with its sales organization, similar to the Company’s marketing strategy. Geron was determined to be comparable as it had a market capitalization only slightly in excess of $500 million as of the valuation date, was a development stage biopharmaceutical company with a number of years of operating history, had no commercial revenue, would require significant additional capital before reaching profitability, and was located geographically near the Company for several years.

With respect to part b above, the Company has revised its disclosure on page 65 of Amendment No. 2 to provide further analysis of the change in the fair market value of its common stock between December 2008 and December 2009.

With respect to part c above, the Company respectively advises the Staff that while it had initiated an initial public offering (“IPO”) process as of June 30, 2010, it had only recently held its organizational meeting with its underwriters, counsel and auditors on June 24, 2010, and had only begun drafting the Registration Statement. In addition, the Company notes that the public markets were extremely volatile as of June 30, 2010, and remain so to date. As of June 30, 2010, the Company also notes that very few biotechnology companies had been able to successfully complete IPOs in the aftermath of the financial market downturn. Consequently, there was, as of June 30, 2010, and remains to date significant risk associated with the Company’s ability to ultimately complete an IPO in the Fall of 2010. Given these circumstances, and the persistence of difficult market conditions that have kept many companies that have initiated IPOs from completing them, the Company believes that an increase of only 10% in the probability in completing an IPO as of June 30, 2010 was warranted.

With respect to part d above, the Company has revised its disclosure on page 66 of Amendment No. 2 regarding the probability of a merger or acquisition and the impact on the Company’s valuation analysis.

With respect to part e above, the Company has revised its disclosure on page 63 of Amendment No. 2 to clarify that the valuations referenced by the Company’s board of directors were prepared with the assistance of a third party valuation consultant.

With respect to part f above, the Company has revised the table summarizing granted options to include the additional information requested. The revised table appears on page 67 of Amendment No. 2.

The Company acknowledges the Staff’s comment in part g above.

Business, page 75

Other Product Candidates, page 86

4.	Please tell us whether you have initiated Phase I trials for TRUNOC (tarenflurbil) in the United States. If so, please advise us as to the date you filed an IND with respect to this product candidate.

Response: The Company advises the Staff that it has not, and prior to being acquired by the Company, Nitec had not, initiated Phase 1 studies of TRUNOC in the United States.

Commercial Agreements

Mundipharma Agreements, page 87

5.	We note your response to prior Comment 29. Payments made to date, potential milestone payments and minimum sales targets are material terms of your agreement. Please disclose these amounts. With respect to the minimum sales targets, you may disclose the range of targets that Mundipharma must meet each year, including an indication as to whether the sales target increases or decreases over the life of the agreement or you may disclose the total sales target for the life of the agreement. The approximations that you have provided are not sufficient.

Response: The Company acknowledges the Staff’s comment and has revised its disclosure on page 88 of Amendment No. 2 to specify the aggregate payments the Company has received under the Mundipharma distribution agreement, including the amount of an upfront payment, and the aggregate milestone payments under the agreement.

With respect to the disclosure of the minimum sales targets, the Company respectfully submits that the disclosure of the actual aggregate sales target or the actual ranges of sales targets would not be material to investors’ understanding of the Mundipharma arrangement. The Company also believes that public disclosure of this information would cause substantial competitive harm to the Company and Mundipharma.

Under the Mundipharma distribution agreement, there is no contractual obligation on the part of Mundipharma to purchase LODOTRA from the Company in the amounts of the minimum sales targets, and therefore no contractual right of the Company to receive any minimum sales amounts under the agreement. Rather, the sales targets are merely threshold volume levels whereby Mundipharma’s exclusive rights on a country-by-country basis may become nonexclusive if the targets are not met. Because there is no contractual purchase requirement, the specific target amounts are not indicative of actual sales the Company or investors can expect in any period. Regardless, the Company has undertaken to provide investors with an approximate range of sales targets in addition to the other disclosure about the distribution agreement in the Registration Statement and the non-confidential terms of the agreement itself, which has been filed as an exhibit to the Registration Statement. The Company also notes that investors would not be able to ascertain whether Mundipharma has met its targets in any given period, since the Company does not anticipate publicly disclosing such detailed information about sales to specific distributors in specific countries or groups of countries. Consequently, knowledge of actual aggregate sales targets or ranges of actual sales targets will not be helpful to investors in ascertaining whether Mundipharma’s rights will remain exclusive in future periods, which is the actual result of Mundipharma failing to meet the sales targets. In the event that Mundipharma’s exclusivity in certain countries does terminate in a manner that is material to the Company, the Company anticipates disclosing that fact directly through its public filings with the Commission.

While disclosure of actual aggregate sales targets or ranges of actual sales targets would not be helpful to investors’ understanding of the distribution agreement or sales that can be expected under the agreement, such disclosure would provide the Company’s competitors with a significant advantage over the Company. Specifically, the Company’s competitors would gain insight into the Company’s and Mundipharma’s strategy in terms of expected marketing and sales efforts in the territory covered by the distribution agreement. Competitors would be able to use this information to more effectively devise their own strategies to counter the sales efforts of Mundipharma, which would adversely affect the Company and its stockholders. For the foregoing reasons, the Company respectfully submits that disclosing additional detail regarding the actual aggregate sales targets or ranges of actual sales targets would not be material to investors and would cause competitive harm to the Company.

SkyePharma and Jagotec Agreements, page 88

6.	We note your response to prior comment 30 and reissue our comment in part. The minimum purchase requirement is a material term of your manufacturing and supply agreement with Jagotec. Accordingly, please revise your disclosure to specify the minimum annual purchase requirement or the minimum purchase requirement over the life of the agreement.

Response: The Company acknowledges the Staff’s comment and respectfully submits that disclosure of the minimum purchase requirements contained in the agreement with Jagotec is not material to investors’ understanding of the agreement and would cause substantial competitive harm to the Company. The minimum purchase amounts under the agreement are denominated in tablets, which the Company has disclosed in the form of an approximate amount. If the Company were to disclose the exact number of tablets required to be purchased, investor understanding of the impact of the agreement on the Company would not be meaningfully enhanced because such impact depends on the price per tablet, which is an extremely sensitive and confidential term. Even if the price per tablet was disclosed in addition to the actual minimum purchase requirements, such information would be of only limited use to investors because of various provisions providing for tablet price adjustments based on manufacturing and materials costs, among other things.

While not material to an investors’ understanding of the impact of the minimum purchase requirements on the Company, disclosure of the actual minimum number of tablets specified in the Jagotec agreement would give competitors detailed insight into the Company’s sales and marketing strategies and expectations regarding market penetration of LODOTRA over time. To enhance investors’ understanding of the agreement, the Company has provided an approximate measure of its minimum purchase requirements. The Company respectfully submits that more detailed information about this sensitive term in the agreement would add little to investors’ understanding of the material impact of the agreement on the Company, but would put the Company at a significant disadvantage with respect to its sales and marketing efforts.

Executive and Director Compensation, page 105

7.	We note your response to prior comment 37 and reissue our comment. Please advise us of the basis for your conclusion that your compensation policies and practices are not reasonably likely to have a material adverse effect on the company and describe the process you undertook to reach that conclusion.

Response: The Company acknowledges the Staff’s comment and respectfully advises the Staff that the Company’s conclusion was based on its assessment that its compensation policies and practices do not vary significantly from the overall risk and reward structure of the Company. Employees of the Company are paid a base salary and in some instances are also paid a bonus which is very closely tied to the achievement of ascertainable Company objectives. The risks inherent in meeting those objectives are directly related to the overall risk and reward structure of a biopharmaceutical company such as the Company, and are not related to risks incurred by any one individual in the course of that individual’s performance of his or her assigned tasks. Furthermore, the Company believes that the combination of base salary, performance-based cash awards and stock-based incentive awards with four-year vesting periods is balanced and serves to motivate the Company’s employees to accomplish its objectives without creating risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Discussion and Analysis

Setting Executive Compensation, page 105

8.	We note your disclosure in response to prior comment 38. Please further expand your disclosure to discuss the material aspects of your performance against the business plan under budget and to discuss the extent to which the corporate goals were achieved. To the extent that the committee considered revenues, operating expenses or other financial measures in comparison to budgeted amounts, the budgeted amounts should be disclosed and quantified. Additionally, your discussion should clarify how the committee determined that Mr. Walbert and Mr. De Vaere should receive 80% of the target bonus amounts and Dr. Sherman should receive 100% of his target bonus amount.

Response: The Company acknowledges the Staff’s comment and has modified its disclosure on page 107 of Amendment No. 2 to clarify that the specific performance objective relating to financial activities was solely the successful raise of $25,000,000. The Company respectfully informs the Staff that while its board did consider that the Company had performed within budget, the board did not engage in a detailed review of revenues, operating expenses or other financial measures and, as such, the key financial performance driver was the Company’s successful raise of $25,000,000. The Company has also added disclosure on page 107 of

Amendment No. 2 explaining the basis for determination of the bonus amounts for Mr. Walbert, Mr. DeVaere and Dr. Sherman.

Long-term Incentive Program, page 107

9.	We note your response to prior comment 39. Please update your disclosure to include your statement “because the Company was actively engaged in financing and acquisition-related activities in 2009, the Company decided to wait to award further equity until the impact of such activities, both as to equity valuation and dilution, was better known.”

Response: The Company acknowledges the Staff’s comment and has provided additional disclosure on page 109 of Amendment No. 2 as requested.

Index to Consolidated Financial Statements

Consolidated Balance Sheets, page F-3

10.	With regard to your response to comment 41, consider a separate presentation of the changes in the preferred shares. Further, because the recapitalization was not presented retroactively, please disclose quantitatively how the number of shares used in computing loss per share was determined.

Response: The Company acknowledges the Staff’s suggestion regarding the presentation of changes in the Company’s preferred shares and advises the Staff that because the Company did not retroactively adjust the preferred stock as presented on the balance sheet and the statement of shareholders’ equity, a reconciliation showing the changes in the preferred shares has been disclosed in Note 11 to the Company’s consolidated financial statements included in Amendment No. 2.

With respect to the Staff’s comment regarding the number of shares used in computing loss per share, the Company advises the Staff that such calculation has been added in Note 2 to the Company’s consolidated financial statements on page F-21 of Amendment No. 2.

Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies

Pro Forma Net Loss Per Share, page F-18

11.	Refer to your response to our comment number 42. Please tell us how you concluded that this transaction is subject to the guidance provided in ASC 260-10-899-2. In this regard, we note: (1) the special preferred shares appear to have the same basis as the old shares, and (2) it is unclear whether there are any redemption rights associated with the special preferred shares.

Response: The Commission’s announcement as provided in ASC 260-10-S99-2 applies to redemptions and induced conversions of equity-classified preferred stock instruments and provides in part as follows:

“For purposes of this announcement:

1.	Modifications and exchanges of preferred stock instruments that are accounted for as extinguishments, resulting in a new basis of accounting for the modified or exchanged preferred stock instrument, are considered redemptions.

2.	A preferred stock instrument classified within temporary equity pursuant to the guidance in ASR 268 and paragraph 480-10-S99-3A is considered equity-classified, and redemptions and induced conversions of such securities would be subject to this guidance.

3.	If an equity-classified security is subsequently required to be reclassified as a liability based on the provisions of other GAAP (for example, because a preferred share becomes mandatorily redeemable pursuant to Subtopic 480-10), the reclassification is considered a redemption of equity by issuance of a debt instrument.

The accounting for conversions of preferred stock instruments into other equity-classified securities pursuant to conversion privileges provided in the terms of the instruments at issuance is not affected by this announcement.”

The Company respectfully advises the Staff that management determined that the exchange of “special preferred”, having a significantly lower fair value than the carrying value of the preferred stock held immediately prior to the exchange, represented an extinguishment of preferred stock with the “special preferred” (i.e., a new legal equity instrument), thereby resulting in a new basis of accounting. Therefore, the exchange represented a redemption pursuant to the first criterion of the Staff’s announcement in ASC 260-10-S99-2 noted above. The Company also notes the following statement from ASC 260-10-S99-2:

“If a registrant redeems its preferred stock, the SEC staff believes that the difference between (1) the fair value of the consideration transfer red to the holders of the preferred stock and (2)
the carrying amount of the preferred stock in the registrant’s balance sheet (net of issuance costs) should be subtracted from (or added to) net income to arrive at income available to common stockholders in the calculation of earnings per share.”

The determination that (1) the exchange of preferred stock for “special preferred” represented a redemption and (2) the Staff’s statement from ASC 260-10-S99-2 noted above, represent the basis of the Company’s conclusions and accounting treatment presented in the Company’s financial statements included in the Registration Statement. The Company has also clarified the disclosure in Note 11 to the Company’s consolidated financial statements on page F-35 of Amendment No. 2, consistent with the discussion above.

In response to the second part of the Staff’s comment, the Company respectfully advises the Staff that the special preferred stock had no liquidation or other redemption rights and, in fact, had rights that were junior to those of the common stock at the time the special preferred was issued. Additionally, the same characteristics that resulted in treatment of the Series A through Series D convertible preferred stock as permanent equity also apply to the special preferred. The Company has also revised its disclosure in Note 11 to the Company’s consolidated financial statements on page F-35 of Amendment No. 2, to clarify that the special preferred stock is not subject to redemption rights and has been classified as permanent equity.

9. Note Payable, F-30

12.	Please refer to your response to our comment 46. Demonstrate how you determined that the warrant issued to Kreos was indexed to the Company’s own stock. Cite the accounting literature used in your treatment.

Response: Because Kreos Capital III (UK) Limited (“Kreos”) was given the contractual ability to “net share settle” the warrant by requiring the Company to issue a number of shares having a fair value equal to the difference between the fair value of the underlying stock and the exercise price of the warrant, the Company was required to analyze the net share settlement feature to determine whether such feature was indexed to the Company’s own stock and therefore would qualify for the exception to derivative accounting under ASC 815. The Company performed an analysis under ASC 815-40-15 which provides guidance for determining whether an equity-linked financial instrument or embedded feature is indexed to an entity’s own stock. Specifically, the Company performed the following two-step approach described in ASC 815 to determine whether the net share settlement feature is indexed to the Company’s own stock:

Step 1: Evaluate the instrument’s contingent exercise provisions, if any

Under the first step, any contingent provision that permits, accelerates, extends or eliminates the holder’s ability to exercise the instrument or embedded feature must be evaluated. If the exercise contingency is based on (1) an observable market, other than the market for the issuer’s stock, or (2) an observable index, other than one measured solely by reference to the issuer’s own operations, then the presence of the exercise contingency precludes an instrument/feature from being considered indexed to an entity’s own stock.

Step 2: Evaluate the instrument’s settlement provisions

For those instruments that pass the first step, the second step requires an entity to analyze the settlement terms of the instrument or embedded feature. If the settlement amount equals the difference between the fair value of a fixed number of the entity’s equity shares and a fixed monetary amount or a fixed amount of a debt instrument issued by that entity, the instrument/feature would be considered indexed to an entity’s own stock. Additionally, if the instrument’s strike price or the number of shares used to calculate the settlement amount are not fixed, the instrument (or embedded feature) would still be considered indexed to an entity’s own stock if the only variables that could affect the settlement amount would also be variables that are typically used to determine the fair value of a “fixed-for-fixed” forward or option on equity shares.

The Company concluded that the number of shares issuable under the warrant would only adjust as a result of stock dividends, stock splits, combinations or other recapitalizations, and that each of these adjustments would be taken into account with the use of a fixed-for-fixed option pricing model. Therefore, the Company determined that the net settlement feature on the warrant is only indexed to the Company’s stock.

The warrant fair value was recorded as equity in connection with the transaction for the following reasons:

1.	Pursuant to ASC 480, the shares of Series A preferred stock underlying the warrant were not mandatorily redeemable (or under ASR 268).

2.	In accordance with ASC 815-40-25, the warrant does not have a net cash settlement feature and does not provide the holder with a choice of net cash settlement or settlement in shares.

3.	An analysis under ASC 815-40-25 provides guidance when a company may enter into contracts that are indexed to, and sometimes settled in, its own stock. Examples of these contracts include written put options, written call options (and warrants), purchased put options, purchased call options, forward sale contracts, and forward purchase contracts. These contracts may be settled using a variety of settlement methods, or the issuing company or counterparty may have a choice of settlement methods. The settlement methods are:

a)	Physical settlement—the party designated in the contract as the buyer delivers the full stated amount of cash to the seller, and the seller delivers the full stated number of shares to the buyer.

b)	Net-share settlement—the party with a loss delivers to the party with a gain shares with a current fair value equal to the gain.

c)	Net-cash settlement—the party with a loss delivers to the party with a gain a cash payment equal to the gain, and no shares are exchanged.

ASC 815-40-25 further explains the following classifications for contracts with the features listed above:

Equity

•	Contracts that require physical settlement or net-share settlement.

•	Contracts that give the company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement).

Assets or liabilities

•	Contracts that require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the company).

•	Contracts that give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).

The warrant provides only for physical settlement or net share settlement and therefore, should be recorded as equity under ASC 815-40-25. In addition, the Company concluded that it has adequate authorized but unissued shares to satisfy the exercise of the warrant and all other instruments that are exercisable or convertible into underlying preferred stock. Finally, the Company is allowed to deliver unregistered shares upon exercise of the warrant.

10. Convertible Preferred Stock Warrant Liabilities, page F-32

13.	Refer to your response to our comment number 43. Please clarify for us and in your disclosure what is meant by the statement “similar events” and why these events are considered equity restructuring under ASC 718-10-20.

Response: The Company acknowledges the Staff’s comment and has further clarified the types of events that would trigger an adjustment to the exercise price of the Bridge Warrants on pages F-34 and F-41 of Amendment No. 2. The term “similar events” represents reclassification, combination or exchanges of shares, separations, reorganisations and liquidations. These events were analyzed to determine whether or not these contingent adjustment features are indexed to the company’s own stock in accordance with the guidelines for evaluating an instrument’s settlement provisions defined in ASC 815-40-15 as follows:

If the instrument’s strike price or the number of shares used to calculate the settlement amount resulting from the embedded adjustment feature are not fixed, as may be the case with the Company’s stock purchase warrants with terms that require the price or number of shares to adjust when the disclosed events occur, the instrument (or embedded feature) would still be considered indexed to an entity’s own stock if the only variables that could affect the settlement amount would also be variables that are typically used to determine the fair value of a “fixed-for-fixed” forward or option on equity shares.

The Company believes that all of the events that may trigger adjustment in the future (i.e., reclassification, combination or exchanges of shares, separations, reorganizations and liquidations) would be taken into account with the use of a fixed-for-fixed forward or option pricing model. Therefore, these contingent adjustment features were considered to be indexed to the Company’s own stock.

As a result of the conclusion that the embedded contingent adjustment features were indexed to the Company’s own stock, it was concluded equity accounting was appropriate.

11. Stockholders’ Equity (Deficit)

Conversion Rights, page F-36

14.	Please refer to your disclosure in response to comment 44. Please clarify for us how you determined that the beneficial conversion feature meets the requirements for equity classification.

Response: The conversion feature in the Company’s convertible preferred stock was evaluated to determine if liability accounting was required because the conversion feature meets the definition of an embedded derivative pursuant to ASC 815. In order for derivative accounting to apply, management notes that three criteria must be met:

a)	The embedded conversion feature must be considered to meet the definition of a derivative if it were a freestanding instrument.

b)	The embedded conversion feature cannot be deemed to be clearly and closely related to the equity host instrument.

c)	The overall host instrument cannot be accounted for at fair value.

The Company determined that criteria a) and c) were both met. The embedded conversion feature (criterion a) would be considered to meet the definition of a derivative if it were a standalone instrument because it has both an underlying and a notional amount and also because the conversion price adjusts if equity is sold in the future at a lower price than earlier financings. This is not consistent with a “fixed-for-fixed” equity instrument and therefore this embedded feature cannot be considered indexed to the Company’s stock under ASC 815-40-15. Criterion c) was met because the Company’s convertible preferred stock is classified as permanent equity and not required to be accounted for at fair value.

As a result, the final determination as to whether or not bifurcation was required for the embedded conversion feature hinges upon the analysis of criterion b. Because the preferred stock has no stated redemption rights or mandatory dividends (i.e., there are only dividends when-and-if-declared), and because the preferred stock has the right to participate upon liquidation in residual net assets in excess of the liquidation preferences, if any, it was determined to be an equity host instrument. Therefore, the embedded conversion feature, representing a call right to purchase common stock, is considered clearly and closely related to the host preferred stock instrument and need not be bifurcated as an embedded derivative.

**********

The Company respectfully requests the Staff’s assistance in completing the review of Amendment No. 2 as soon as possible. Please advise us if we can provide any further information or assistance to facilitate your review. Please direct any further comments or questions regarding Amendment No. 2 or this response letter to me at (858) 550-6014 or Sean M. Clayton, Esq. at (858) 550-6034.

Sincerely,

Cooley LLP

/s/ Lynda Kay Chandler

Lynda Kay Chandler, Esq.

cc:	Timothy P. Walbert, Horizon Pharma, Inc.
Robert J. De Vaere, Horizon Pharma, Inc.
Barbara L. Borden, Esq., Cooley LLP
Patrick J. Loofbourrow, Esq., Cooley LLP
Cheston J. Larson, Esq., Latham & Watkins LLP
Divakar Gupta, Esq., Latham & Watkins LLP
Matthew T. Bush, Esq., Latham & Watkins LLP